UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06416

DTF Tax-Free Income Inc.

(Exact name of registrant as specified in charter)

200 South Wacker Drive, Suite 500, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip code)

Alan M. Meder	Lawrence R. Hamilton
DTF Tax-Free Income Inc.	Mayer Brown LLP
200 South Wacker Drive, Suite 500	71 South Wacker Drive
Chicago, Illinois 60606	Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code: 1-800-338-8214

Date of fiscal year end: October 31

Date of reporting period: October 31, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

LETTER TO

SHAREHOLDERS

December 15, 2008

Dear Fellow Shareholder:

The Current Municipal Market Environment and Your Fund:

The financial markets are suffering through one of the most challenging periods since the Great Depression. Dramatic government intervention, significant asset deflation and massive de-leveraging by consumers and financial institutions are the pillars of this unprecedented environment. Like all fixed income markets, the municipal bond market is experiencing profound challenges. Whereas the yield for US Treasuries declined across the maturity spectrum throughout 2008 as investors sought an apparent “safe haven,” municipal bond yields have increased due to a combination of factors. These factors include: the generally lower liquidity of municipal bonds compared to US Treasuries, extreme selling pressures from hedge funds and mutual funds, the consolidation and weakened financial condition of the brokerage community resulting in their unwillingness to provide liquidity, and elevated concerns about the financial health of many state and municipal governments in the current adverse economic environment. At the end of October 2008, AAA-rated 30-year municipal bonds were yielding more than 130% of 30-year US Treasuries before taking into consideration any tax advantages. This ratio has averaged approximately 97% since 2000.

This difficult environment for municipal bonds has been accompanied by lower municipal issuance. Year-to-date through October, issuance of tax-exempt municipal bonds has been 8% below last year’s record issuance. September and October 2008 issuance was lower by 37% and 57%, respectively, when compared to the same periods last year. Municipalities who have had to issue debt have had to pay higher interest rates in order to ensure that their deals are successfully placed. A significant amount of the issuance in 2008 has been from municipalities converting their adjustable rate debt to fixed rate debt to avoid the relatively high cost of adjustable rate debt due to disruptions in the short-term debt markets.

Since the summer of 2007, mortgage defaults by homeowners have continued to burden the financial markets. Securities backed by these mortgages (including sub-prime, Alt-A, and even prime mortgages) have experienced significant declines in valuations. As valuations continue to decline, the financial position of several leading municipal bond insurers, referred to as monoline insurers, has deteriorated further, since along with insuring the timely payment of interest and principal on hundreds of billions of dollars of municipal bonds, several of these insurers had also insured mortgage-related and other asset-backed securities. Because of concerns surrounding the monoline insurers’ exposure to mortgages, the major rating agencies have downgraded the financial strength ratings of many monoline insurers several times in 2008. In turn, investors have significantly discounted the value of the credit support provided by bond insurance. While the Fund does own bonds with financial guaranty insurance, all of these insured bonds have underlying municipal issuers that are judged to be of investment grade quality, with most having underlying ratings of A to AA. We will continue to monitor this situation closely to ensure that the credit quality of the Fund’s investments remains sound.

After several years of seeing risk premiums decline to historically narrow levels, tax-exempt bond investors are now demanding significantly higher risk spreads for lower-rated municipal bonds. This aversion to lower-rated issues has resulted in greater relative performance for higher quality municipal bonds. For example, over the past twelve months, AAA and AA-rated tax-exempt bonds have outperformed BBB-rated tax-exempt bonds by approximately 16 and 14 percentage points, respectively, as measured by the Barclays Municipal Bond Index (formerly the Lehman Brothers Municipal Bond Index). Your Fund managers do not expect a moderation in risk premiums until there is an improvement in the massive write-downs related to sub-prime mortgages, a lessening of the dramatically widened risk spreads in the taxable fixed income markets and a greater stability in the equity indices.

Clearly, the past twelve months have been an extremely challenging period for all asset classes, including leveraged closed-end municipal bond funds. In an effort to minimize the effects of this unprecedented volatility and uncertainty in the market, we have continued to emphasize higher quality bonds in a well diversified portfolio. The Fund currently has an average quality rating of AA, with approximately 65% of its issues rated AA or higher. The Fund is well diversified among many sectors of the municipal bond market, with water and sewer and electric utility issues representing the Fund’s largest exposures. Additionally, the Fund is well diversified geographically with exposure to 26 states in the United States and Puerto Rico. We continue to be fully invested along the entire yield curve in order to insulate the portfolio from potential changes in interest rates and the shape of the yield curve that may occur from future Federal Reserve actions. The recent widening of risk premiums has provided the Fund with increased opportunities to further diversify its holdings and improve its yield. Since the investment policy change in 2007, we have increased exposure to non-utility tax-exempt municipal bonds in the Fund’s portfolio. We continue to look for opportunities in all sectors of the investment grade municipal bond market in an effort to further diversify the Fund’s holdings and maximize earnings.

As a result of widespread liquidity concerns affecting the credit markets, the short-term auction and remarketed preferred stock markets have been ineffective at matching buyers with sellers since February of 2008. As the DTF Tax-Free Income Fund employs leverage through the use of Remarketed Preferred (“RP”) shares, our preferred shareholders have also been impacted by the lack of RP market liquidity. However, the remarketing challenges that have affected your Fund’s preferred stock since February are related to general concerns about credit quality and liquidity within the global credit markets and not to any problems with the creditworthiness of the Fund or its preferred stock. Though it is likely that remarketing failures will continue for some period, the Fund cannot determine at what point a resolution to the liquidity crisis will occur. The Fund has honored and intends to continue to honor its obligations to preferred shareholders by paying them the dividends to which they are entitled under the terms of their securities.

As we move forward into 2009, we anticipate continued economic and financial market challenges. Factors that could influence the municipal bond market as we move forward include: a Federal Reserve and US Treasury that are likely to adjust policy based on prevailing economic and financial market conditions, a new US President and White House Administration that are likely to implement further government policy changes and intervention measures, the health of the U.S. economy and its labor markets, further challenges to the financial strength of financial guaranty insurers, continuing stress and volatility in the performance of equity markets, and potential changes to current tax laws.

About Your Adviser

Since 1995, the Fund’s investment adviser, Duff & Phelps Investment Management Co., has been a subsidiary of Phoenix Investment Partners, Ltd. (“PXP”). On February 7, 2008, PXP’s parent company, The Phoenix Companies, Inc., announced its intention to spin off PXP to its shareholders during 2008. On October 1, 2008, PXP changed its name to Virtus Investment Partners, Inc. in anticipation of the spin off.

Fund Performance:

The following table compares the DTF Fund’s total return, on an NAV and share price basis, to the Barclays Municipal Bond Index for one, three, five and ten year periods:

ANNUALIZED TOTAL RETURN
(10/31/08)[1]
	One Year	Three Years	Five Years	Ten Years

DTF Fund (NAV)[2]	(8.1)%	(0.5)%	1.3%	3.9%
DTF Fund (Share Price)[3]	(15.8)	(4.2)	(1.2)	1.3
Lipper Peer Group Average Return (NAV)[4]	(19.1)	(4.0)	0.3	2.9
Barclays Capital Municipal Bond Index[5]	(3.3)	1.7	2.7	4.1

1 Past performance is not indicative of future results. Current performance may be lower or higher than the performance in historical periods.

2 Source: Administrator of the Fund. Total return of the Fund represents the change in net asset value from the beginning of the period through the period ended 10/31/2008 and assumes the reinvestment of dividends and distributions.

3 Source: Administrator of the Fund. Shares of the Fund are traded on the New York Stock Exchange using the symbol DTF. Total return of the Fund represents the change in the DTF share price from the beginning of the period through the period ended 10/31/2008 and assumes the reinvestment of dividends and distributions in the Fund’s dividend reinvestment plan.

4 Source: Lipper Inc., General Municipal Debt Funds (Leveraged) peer group average return.

5 Source: Barclays Capital (formerly Lehman Brothers).

As of October 31, 2008, the fund was paying a 60 cent annualized dividend with a share price of $11.25. This dividend translated into a taxable equivalent yield of 8.21% for an individual in the top federal tax bracket. This is over 4 percentage points higher than the yield available on a 10-year taxable US Treasury bond.

We continue to appreciate your interest in DTF Tax-Free Income Inc. and look forward to being of continued service in the future.

Francis E. Jeffries, CFA	Nathan I. Partain, CFA
Chairman of the Board	Director, President & CEO

DTF TAX-FREE INCOME INC.

Portfolio of Investments

As of 10/31/2008

Principal Amount (000)		Description (a)	Value (Note 1)
		LONG-TERM INVESTMENTS—152.1%
		Alabama—6.6%
		DCH Health Care Auth. Rev.
$1,000		5.125%, 6/1/36	$788,430
		Jefferson Cnty. Swr. Rev. Capital Impvt.
3,000	(b)	5.125%, 2/1/29, Ser. A,
		Prerefunded 2/1/09 @ $101	3,053,130
2,100	(b)	5.00%, 2/1/33, Ser. A,
		Prerefunded 2/1/09 @ $101	2,136,540
1,900	(b)	5.00%, 2/1/33, Ser. A,
		Prerefunded 2/1/09 @ $101	1,933,060

			7,911,160

		California—23.1%
		California St. Gen. Oblig.,
500		5.50%, 3/1/26	498,850
1,000		5.00%, 11/1/32	899,430
		California Statewide Communities Dev. Auth. Rev.,
2,000		5.75%, 7/1/47, F.G.I.C.	1,767,900
		Fresno Swr. Rev., Ser. A-1,
3,030		6.00%, 9/1/09, A.M.B.A.C.	3,129,051
2,000		6.25%, 9/1/14, A.M.B.A.C.	2,122,120
		Los Angeles Wastewtr. Sys. Rev.,
2,000		5.00%, 6/1/26, Ser. A, M.B.I.A.	1,871,000
		Los Angeles Wtr. & Pwr. Rev.,
1,000		5.25%, 7/1/21, Ser. A-A-1, F.S.A.	1,000,660
1,000		5.375%, 7/1/21, Ser. A-A-2, M.B.I.A.	1,008,440
		Pomona Sngl. Fam. Mtge. Rev.,
830	(b)	7.375%, 8/1/10, Ser. B,
		Escrowed to maturity	869,010
		Riverside Cnty. Sngl. Fam. Rev.,
2,500	(b)	7.80%, 5/1/21, Ser. A,
		Escrowed to maturity	3,100,375
		San Bernardino Cnty. Residential Mtge. Rev.,
7,840	(b)	9.60%, 9/1/15,
		Escrowed to maturity	10,627,198
		Saratoga Unified Sch. Dist., Gen. Oblig.
1,040		Zero Coupon, 9/1/20, Ser. A, F.G.I.C./M.B.I.A.	536,474

			27,430,508

		Connecticut—3.1%
		Connecticut St. Health & Edl. Facs. Auth. Rev.,
1,000		5.00%, 7/1/25, Ser. C, Radian	749,550

Principal Amount (000)		Description (a)	Value (Note 1)
		Mashantucket Western Pequot Tribe Spl. Rev., 144A,
$3,500	(c)	5.75%, 9/1/18, Ser. B	$2,924,145

			3,673,695

		District of Columbia—1.1%
		District of Columbia Wtr. & Swr. Auth. Rev.,
1,500		5.00%, 10/1/33, F.G.I.C.	1,346,445

		Florida—8.9%
		Brevard Cnty. Hlth. Fac. Auth. Rev.,
1,005		5.00%, 4/1/34	667,491
		Escambia Cnty. Hlth. Fac. Auth. Rev.,
1,190		5.125%, 10/1/19	1,015,891
		Florida Mun. Ln. Council Rev.,
2,210		5.375%, 8/1/20, Ser. B, M.B.I.A.	2,170,198
		Highlands Cnty. Hlth. Fac. Auth. Rev.,
70	(b)	5.125%, 11/15/32, Ser. G	75,133
		Prerefunded 11/15/16 @ $100
1,930		5.125%, 11/15/32, Ser. G	1,489,767
		St. Petersburg Public Util. Rev.,
5,000	(b)	5.00%, 10/1/28, Ser. A,
		Prerefunded 10/1/09 @ $101	5,192,050

			10,610,530

		Georgia—17.8%
		Atlanta Wtr. & Wastewtr. Rev., Ser. A,
2,385		5.00%, 11/1/29, F.G.I.C.	2,092,051
2,615	(b)	5.00%, 11/1/29,
		Prerefunded 5/1/09 @ $101	2,684,690
715		5.00%, 11/1/38, F.G.I.C.	592,899
785	(b)	5.00%, 11/1/38,
		Prerefunded 5/1/09 @ $101	805,920
		De Kalb Cnty. Wtr. & Swr. Rev.,
4,000	(b)	5.00%, 10/1/24
		Prerefunded 10/1/09 @ $101	4,160,000
		Fulton Cnty. Sch. Dist., Gen. Oblig.
2,000		5.375%, 1/1/16	2,156,840
		Georgia Mun. Elec. Auth. Pwr. Rev.,
145	(b)	6.40%, 1/1/13, Ser. Y,
		Escrowed to maturity	157,616
2,440		6.40%, 1/1/13, A.M.B.A.C.	2,590,011
30	(b)	6.40%, 1/1/13
		Prerefunded 1/1/11 @ $100	32,319
		Georgia Mun. Elec. Auth. Pwr. Rev.,
5,500		6.50%, 1/1/20, Ser. X, A.M.B.A.C.	5,881,480

			21,153,826

See Notes to Financial Statements.

Principal Amount (000)		Description (a)	Value (Note 1)
		Hawaii—1.3%
		Hawaii Dept. Budget & Fin. Rev.,
$2,000		4.80%, 1/1/25, Ser. A, F.G.I.C.	$1,553,920

		Idaho—0.4%
		Idaho Hsg. Agcy., Sngl. Fam. Mtge. Sr., Rev.,
245		6.65%, 7/1/14, Ser. B	252,869
213		6.60%, 7/1/27, Ser. B	217,139

			470,008

		Illinois—6.3%
		Chicago Gen. Oblig.,
4,000		6.25%, 1/1/11, A.M.B.A.C.	4,129,680
1,000		5.25%, 1/1/33, Ser. A	933,820
		Chicago Multi-Family Hsg. Rev.,
500		4.90%, 3/20/44, F.H.A.	344,870
		Chicago Park Dist., Gen. Oblig.,
1,000		5.00%, 1/1/27, Ser. A, A.M.B.A.C.	958,460
		Illinois Fin. Auth. Education Rev.,
1,000	(b)	5.375%, 9/1/32, Ser. C,
		Prerefunded 9/1/17 @ $100	1,093,090

			7,459,920

		Indiana—6.4%
		Indiana Mun. Pwr. Agcy., Pwr. Supply Sys. Rev.,
5,000		6.00%, 1/1/13, Ser. B, M.B.I.A.	5,322,700
		Indianapolis Local Pub. Impvt. Bond Bank Waterworks Proj. Rev.,
2,100	(b)	5.25%, 7/1/33, Ser. A, Prerefunded 7/1/12 @ $100	2,253,762

			7,576,462

		Kentucky—2.7%
		Louisville & Jefferson Cnty. Met. Swr. Dist., Swr. & Drain Sys. Rev.,
2,000		5.00%, 5/15/30, Ser. A, F.G.I.C./M.B.I.A.	1,843,840
		Louisville & Jefferson Cnty. Metro. Govt. Health Sys. Rev.,
1,000		5.00%, 10/1/30	691,360
1,000		5.25%, 10/1/36	686,420

			3,221,620

		Massachusetts—5.9%
		Boston Wtr. & Swr. Comm. Rev.,
2,000		5.00%, 11/1/28, Ser. D, F.G.I.C./M.B.I.A.	1,893,520
		Massachusetts St. Dev. Finance Agency, Solid Waste Disp. Rev.
1,500		5.00%, 2/1/36	1,042,245
		Massachusetts St. Tpk. Auth., Metro. Highway Sys. Rev.,
2,355		5.125%, 1/1/23, Ser. B, M.B.I.A.	2,122,514
2,500		4.75%, 1/1/34, Ser. A, A.M.B.A.C.	1,920,675

			6,978,954

Principal Amount (000)		Description (a)	Value (Note 1)
		Michigan—3.8%
		Detroit Wtr. Supply Sys. Rev., Ser. A,
$2,000	(b)	5.50%, 7/1/24, Prerefunded 7/1/11 @ $100	$2,132,960
2,000		5.00%, 7/1/30, F.G.I.C./M.B.I.A.	1,743,780
		Michigan Tobacco Settlement Finance Auth. Rev.,
1,000		6.00%, 6/1/48, Ser. A	647,730

			4,524,470

		Nebraska—4.6%
		Omaha Pub. Pwr. Dist., Elec. Rev., Ser. B,
2,500	(b)	6.15%, 2/1/12 Escrowed to maturity	2,643,250
2,500	(b)	6.20%, 2/1/17 Escrowed to maturity	2,797,075

			5,440,325

		Nevada—3.4%
		Las Vegas Valley Wtr. Dist., Gen. Oblig.,
1,400		5.00%, 6/1/25, Ser. B, M.B.I.A.	1,364,524
3,000		5.00%, 6/1/32, Ser. A, F.G.I.C./M.B.I.A.	2,714,910

			4,079,434

		New Jersey—4.0%
		New Jersey Econ. Dev. Auth. Rev.,
1,025		4.95%, 3/1/47	669,879
		New Jersey St. Gen. Oblig.,
2,000		5.25%, 7/1/17, Ser. H	2,130,920
		New Jersey Trans. Trust Fund Auth. Rev.,
2,000		5.25%, 12/15/22, Ser. A	1,982,180

			4,782,979

		New York—5.9%
		Albany Industrial Dev. Agy. Rev.,
1,000		5.00%, 4/1/32, Ser. A	675,280
		Long Island Pwr. Auth. Elec. Sys. Rev.,
800		5.00%, 12/1/35, Ser. B	712,072
		Metro. Trans. Auth. Rev.,
1,000		5.25%, 11/15/31, Ser. A, F.G.I.C.	898,950
		New York City Mun. Wtr. Fin. Auth., Wtr. & Swr. Sys. Rev.,
5,000		5.00%, 6/15/29, Ser. B, F.S.A.	4,728,950

			7,015,252

		Ohio—6.3%
		Buckeye Tobacco Settlement Financing Auth. Rev.,
3,000		6.00%, 6/1/42, Ser. A-2	1,943,400
2,000		6.50%, 6/1/47, Ser. A-2	1,371,280
		Deerfield Twp. Tax Increment Rev.,
750		5.00%, 12/1/25	619,395

See Notes to Financial Statements.

Principal Amount (000)		Description (a)	Value (Note 1)
		Hamilton Elec. Sys. Rev.
$1,000		4.60%, 10/15/20, Ser. A, F.S.A.	$938,900
		Ohio St. Wtr. Dev. Auth. Rev.,
2,445		5.50%, 6/1/20, Ser. B, F.S.A.	2,604,121

			7,477,096

		Pennsylvania—3.2%
		Delaware Cnty. Auth. Rev.,
2,000		5.00%, 6/1/21, Ser. A, Radian	1,773,100
		East Stroudsburg Area Sch. Dist., Gen. Oblig.
1,000		7.75%, 9/1/27, Ser. A, F.G.I.C./M.B.I.A.	1,147,350
		Pennsylvania Economic Dev. Fin. Auth. Res. Recov. Rev.,
1,000		4.625%, 12/1/18, Ser. F, A.M.B.A.C.	868,000

			3,788,450

		Puerto Rico—0.7%
		Puerto Rico Elec. Pwr. Auth. Rev.,
1,000		5.00%, 7/1/25, Ser. PP, F.G.I.C./M.B.I.A.	874,440

		South Carolina—1.4%
		Spartanburg Waterworks Rev.,
1,500	(b)	5.25%, 6/1/28, Prerefunded 6/1/14 @ $100	1,629,900

		Tennessee—1.6%
		Tennessee Energy Acquisition Corp. Rev.,
1,500		5.25%, 9/1/20, Ser. A	1,140,450
1,000		5.25%, 9/1/21, Ser. A	742,740

			1,883,190

		Texas—22.7%
		Alliance Airport Auth. Inc. Rev.,
1,000		4.85%, 4/1/21	711,840
		Bexar Met. Wtr. Dist. Waterworks Sys. Rev.,
2,500		5.00%, 5/1/25, M.B.I.A.	2,279,500
		Coastal Wtr. Auth. Contract Rev.,
4,000		5.00%, 12/15/25, F.S.A.	3,779,720
		Dallas Area Rapid Transit Rev.,
1,000		5.25%, 12/1/48	933,450
		Dallas Gen. Oblig.
2,000		4.50%, 2/15/23	1,890,020
		El Paso Wtr. & Swr. Rev.,
1,555		5.50%, 3/1/12, Ser. A, F.S.A.	1,660,398
		Everman Indep. Sch. Dist. Gen. Oblig.,
1,000		5.00%, 2/15/36, PSF-GTD	917,810
		Harris Cnty. Gen. Oblig.,
1,650		7.00%, 8/15/10, Ser. A	1,771,077
		Houston Wtr. & Swr. Sys. Rev.,
1,500	(b)	5.25%, 12/1/23, Ser. B, Prerefunded 12/1/10 @ $100	1,579,320
3,500	(b)	5.00%, 12/1/28, Ser. A,
		Prerefunded 12/1/09 @ $100	3,617,005

See Notes to Financial Statements.

Principal Amount (000)		Description (a)	Value (Note 1)
		Klein Indep. Sch. Dist. Gen. Oblig.,
$1,000		5.00%, 8/1/38, Ser. A, PSF-GTD	$918,900
		Lower Colorado River Auth. Rev.,
2,000		5.00%, 5/15/31, F.S.A.	1,844,980
		San Antonio Elec. & Gas Rev.,
2,595		5.00%, 2/1/18, Ser. A	2,611,997
1,405	(b)	5.00%, 2/1/18, Ser. A
		Prerefunded 2/1/09 @ 101	1,430,487
		Spring Branch Indep. Sch. Dist. Gen. Oblig.,
1,000		5.25%, 2/1/38, PSF-GTD	962,350

			26,908,854

		Virginia—4.2%
		Henrico Cnty. Wtr. & Swr. Rev.,
3,985		5.00%, 5/1/28	3,845,445
		Virginia St. Hsg. Dev. Auth. Rev.,
1,500		4.55%, 1/1/24	1,159,785

			5,005,230

		Washington—2.3%
		Energy Northwest Wind Proj. Rev.,
500		4.75%, 7/1/21, M.B.I.A.	457,520
		King Cnty. Swr. Rev.,
2,500		5.00%, 1/1/31, F.G.I.C./M.B.I.A.	2,310,700

			2,768,220

		West Virginia—0.9%
		Monongalia Cnty. Building Commission
		Hospital Rev.
1,500		5.00%, 7/1/30, Ser. A	1,011,435

		Wyoming—3.5%
		Wyoming St. Farm Loan Brd. Cap. Facs. Rev.,
4,000		5.75%, 10/1/20	4,139,680

		Total long-term investments (cost $183,903,430)	180,716,003

Shares
	SHORT-TERM INVESTMENT—0.1%
71,050	Goldman Sachs Tax-Exempt Money Market Fund (cost $71,050)	$71,050

	Total Investments—152.2% (cost $183,974,480)	180,787,053
	Other assets in excess of liabilities—2.5%	2,970,091
	Liquidation value of remarketed preferred stock—(54.7)	(65,000,000)

	Net Assets Applicable to Common Stock—100.0%	$118,757,144

	Net asset value per share of common stock ($118,757,144/8,507,456)	$13.96

(a)	The following abbreviations are used in portfolio descriptions to indicate providers of credit support, in whole or in part:

A.M.B.A.C.—Ambac Assurance Corporation.

F.G.I.C.—Financial Guaranty Insurance Company.

F.H.A.—Federal Housing Authority.

F.S.A.—Financial Security Assurance Inc.

M.B.I.A.—MBIA Insurance Corporation.

PSF-GTD—Permanent School Fund—Guarantee.

Radian—Radian Asset Assurance Inc.

(b)	Prerefunded and escrowed to maturity issues are secured by escrowed cash, government obligations, or other securities.
(c)	Security is not registered under the Securities Act of 1933. These securities may be resold in transactions in accordance with Rule 144A to qualified institutional buyers. At October 31, 2008, these securities amounted to a value of $2,924,145 or 2.5% of net assets applicable to common stock.

See Notes to Financial Statements.

Summary of State Diversification as a Percentage of Net Assets applicable to Common Shareholders

As of October 31, 2008

State	%
California	23.1
Texas	22.7
Georgia	17.8
Florida	8.9
Alabama	6.6
Indiana	6.4
Illinois	6.3
Ohio	6.3
Massachusetts	5.9
New York	5.9
Nebraska	4.6
Virginia	4.2
New Jersey	4.0
Michigan	3.8
Wyoming	3.5
Nevada	3.4
Pennsylvania	3.2
Connecticut	3.1
Kentucky	2.7
Washington	2.3
Tennessee	1.6
South Carolina	1.4
Hawaii	1.3
District of Columbia	1.1
West Virginia	0.9
Puerto Rico	0.7
Idaho	0.4
Short Term Investment	0.1

152.2
Other assets in excess of liabilities	2.5
Liquidation value of remarketed preferred stock	(54.7)

100.0%

Summary of Ratings as a Percentage of Long-Term Investments (Unaudited)

As of October 31, 2008

Rating *	%
AAA	37.9%
AA	31.1%
A	17.4%
BBB	12.0%
BB	1.6%

100.0%

*	Prerefunded bonds that are rated AAA by Standard & Poor’s Ratings Services or Aaa by Moody’s Investors Service, Inc. are included in the AAA classification in the above table. Otherwise, ratings are based on the lowest rating of Standard & Poor’s Ratings Services or Moody’s Investors Service, Inc. If not rated by either service, a rating from Fitch Ratings Ltd. is used, if available.

See Notes to Financial Statements.

DTF TAX-FREE INCOME INC.

Statement of Assets And Liabilities

October 31, 2008

Assets

Investments, at value (cost $183,974,480)	$180,787,053

Cash	115,488

Interest receivable	3,142,065

Other assets (Note 7)	31,391

Total assets	184,075,997

Liabilities

Investment advisory fee payable (Note 2)	77,980

Deferred compensation payable (Note 7)	24,725

Administrative fee payable (Note 2)	15,181

Dividends payable to preferred shareholders	5,341

Accrued expenses	195,626

Total liabilities	318,853

Remarketed preferred stock ($.01 par value; 1,300 shares issued and outstanding, liquidation preference $50,000 per share) (Note 6)	$65,000,000

Net Assets Applicable to Common Stock	$118,757,144

Capital

Common stock, $.01 par value; 599,998,700 shares authorized, 8,507,456 issued and outstanding (Note 5)	$85,075

Additional paid-in capital	120,440,442

Undistributed net investment income	1,791,784

Accumulated net realized loss on investment transactions	(372,730)

Net unrealized depreciation on investments	(3,187,427)

Net Assets Applicable to Common Stock	$118,757,144

Net assets applicable to common stock ($118,757,144/8,507,456 shares of common stock issued and outstanding)	$13.96

DTF TAX-FREE INCOME INC.

Statement of Operations

For the Year Ended October 31, 2008

Investment Income

Interest income	$10,066,344

Expenses

Investment advisory fees (Note 2)	984,376

Administrative fees (Note 2)	197,813

Directors’ fees and expenses	190,725

Remarketing fees	185,409

Professional fees	75,857

Custodian fees and expenses	51,739

Reports to shareholders	33,712

Transfer agent fees and expenses	25,273

Registration fees	23,750

Other	17,505

Total expenses	1,786,159

Net investment income	8,280,185

Realized and Unrealized Gain/(Loss) on Investments

Net realized loss on investment transactions	(270,561)

Net change in unrealized appreciation/depreciation on investments	(17,204,110)

Net realized and unrealized loss on investments	(17,474,671)

Dividends and Distributions on Remarketed Preferred Stock From:

Net investment income	(2,041,779)

Net Decrease in Net Assets Resulting from Operations	$(11,236,265)

See Notes to Financial Statements.

DTF TAX-FREE INCOME INC.

Statements of Changes

In Net Assets

	For the Year Ended October 31, 2008	For the Year Ended October 31, 2007

Operations

Net investment income	$8,280,185	$8,106,440

Net realized loss on investment transactions	(270,561)	(42,120)

Net change in unrealized appreciation/depreciation on investments	(17,204,110)	(4,220,833)

Dividends and distributions on remarketed preferred stock from net investment income	(2,041,779)	(2,426,387)

Net increase/(decrease) in net assets resulting from operations	(11,236,265)	1,417,100

Dividends and distributions on common stock from net investment income	(5,104,474)	(5,614,921)

Total dividends and distributions on common stock	(5,104,474)	(5,614,921)

Total decrease in net assets	(16,340,739)	(4,197,821)

Net Assets Applicable to Common Stock

Beginning of year	135,097,883	139,295,704

End of year(a)	$118,757,144	$135,097,883

(a) Includes undistributed net investment income of	$1,791,784	$657,852

See Notes to Financial Statements.

DTF TAX-FREE INCOME INC.

Financial Highlights

	For the Year Ended October 31,
PER SHARE OPERATING PERFORMANCE	2008	2007	2006	2005	2004
Net asset value, beginning of year	$15.88	$16.37	$16.32	$17.14	$17.02

Net investment income(1)	0.97	0.95	0.95	0.94	1.00
Net realized and unrealized gain/(loss) on investment transactions	(2.05)	(0.49)	0.14	(0.63)	0.16
Dividends and distributions on remarketed preferred stock from:
Net investment income	(0.24)	(0.29)	(0.26)	(0.16)	(0.08)
Net realized gains	—	—	—	(0.01)	—

Net increase/(decrease) from investment operations	(1.32)	0.17	0.83	0.14	1.08

Dividends and distributions on common stock from:
Net investment income	(0.60)	(0.66)	(0.78)	(0.85)	(0.96)
Net realized gains	—	—	—	(0.11)	—

Total dividends and distributions on common stock	(0.60)	(0.66)	(0.78)	(0.96)	(0.96)

Net asset value, end of year	$13.96	$15.88	$16.37	$16.32	$17.14

Per share market value, end of year	$11.25	$13.97	$15.01	$14.74	$16.15

TOTAL INVESTMENT RETURN ON COMMON STOCK(2)	(15.78)%	(2.69)%	7.30%	(3.25)%	10.60%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK:(3)
Operating expenses	1.35%	1.42%	1.43%	1.40%	1.42%
Net investment income	6.28%	5.95%	5.88%	5.58%	5.86%
SUPPLEMENTAL DATA
Portfolio turnover rate	5%	13%	7%	11%	11%
Net assets applicable to common stock, end of year (000)	$118,757	$135,098	$139,296	$138,837	$145,796
Asset coverage per share of preferred stock, end of the year	$141,352	$153,921	$157,151	$156,798	$162,150
Preferred stock outstanding (000)	$65,000	$65,000	$65,000	$65,000	$65,000

(1)	Based on average number of shares of common stock outstanding.
(2)	Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Brokerage commissions are not reflected.
(3)	Ratios calculated on the basis of income and expenses applicable to both the common and preferred stock relative to the average net assets applicable to common stock. Ratios do not reflect the effect of dividend and distributions on remarketed preferred stock.

See Notes to Financial Statements.

DTF TAX-FREE INCOME INC.

Notes to Financial Statements

DTF Tax-Free Income Inc. (the “Fund”) was organized in Maryland on September 24, 1991 as a diversified, closed-end management investment company. The Fund had no operations until November 20, 1991 when it sold 8,000 shares of common stock for $112,400 to Duff & Phelps Corporation. Investment operations commenced on November 29, 1991.

The Fund’s investment objective is current income exempt from regular federal income tax consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing primarily (at least 80% of its total assets) in a diversified portfolio of investment-grade tax-exempt obligations. Effective on May 31, 2007, the Fund may not invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in a single industry; provided that, for purposes of this restriction, tax-exempt securities of issuers that are states, municipalities or their political subdivisions are not considered to be the securities of issuers in any single industry. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Significant Accounting Policies The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: The Fund values its fixed income securities by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Directors of the Fund. The relative liquidity of some securities in the Fund’s portfolio may adversely affect the ability of the Fund to accurately value such securities. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund’s Board of Directors. Short-term investments having a maturity of 60 days or less at date of purchase are valued on an amortized cost basis, which approximates market value.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on securities using the effective interest method.

Federal Income Taxes: It is the Fund’s intention to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income and capital gains to shareholders to qualify as a regulated investment company. Therefore, no provision for federal income tax or excise tax is required.

Effective April 30, 2008, the Fund adopted FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109.” FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s tax returns for each of the four years in the period ended October 31, 2008 are subject to such review.

Dividends and Distributions: The Fund will declare and pay dividends on its common stock monthly from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards are expected to be distributed annually. The Fund will make a determination at the end of its fiscal year as to whether to retain or distribute such gains. Dividends and distributions are recorded on the ex-dividend date. Dividends on the Fund’s preferred stock are accrued and paid on a weekly basis and are determined as described in Note 6.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from investment income and capital gains recorded in accordance with U.S. generally accepted accounting principles.

Recent Accounting Pronouncements: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The Fund will adopt FAS 157 during the fiscal year ending October 31, 2009. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund’s financial statement disclosures.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser”), a subsidiary of Virtus Investment Partners Inc. (“Virtus”), (formerly Phoenix Investment Partners, Ltd.) and an Administration Agreement with Princeton Administrators, LLC (“Princeton”).

The investment advisory fee is computed weekly and payable monthly at an annual rate of 0.50% of the Fund’s average weekly managed assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

The administration fee paid to Princeton is computed weekly and payable monthly at an annual rate of 0.15% of the Fund’s average weekly net assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (including aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

Pursuant to the Advisory Agreement, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Fund who are affiliated persons of the Adviser. Pursuant to the Administration Agreement, Princeton provides administration services that include oversight of the Fund’s books and records and preparation of financial statements and other regulatory filings. The Fund bears all other costs and expenses.

Note 3. Portfolio Securities	Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2008 aggregated $11,220,600 and $9,610,350, respectively.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2008 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Depreciation
$183,272,868	$9,006,676	$11,492,491	$2,485,815

Note 4. Distributions to Shareholders	The tax character of distributions paid during the fiscal years ended October 31, 2008 and 2007 was as follows:

	10/31/2008	10/31/2007
Distributions paid from:
Tax-exempt income	$7,146,253	$8,041,308
Ordinary income	—	—
Capital gains	—	—

Total distributions	$7,146,253	$8,041,308

As of October 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income—net	$1,090,172
Undistributed long-term capital gains—net	—

Total undistributed earnings	1,090,172
Capital loss carryforward	(372,730	)*
Unrealized gains/(losses)—net	(2,485,815	)**

Total accumulated earnings	$(1,768,373)

*	On October 31, 2008 the Fund had a net capital loss carryforward of $372,730, of which $23,070 expires in 2013, $36,979 expires in 2014, $42,120 expires in 2015, and $270,561 expires in 2016.
**	The difference between book-basis and tax-basis unrealized gains/(losses) is attributable primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

Note 5. Capital	There are 600 million shares of $0.01 par value stock authorized.

For the year ended October 31, 2008, the Fund did not issue any shares of common stock in connection with the reinvestment of dividends.

Note 6. Remarketed Preferred Stock

The Fund’s Charter authorizes the issuance of Remarketed Preferred Stock (“RP”). Accordingly, the Fund issued 1,300 shares of RP on February 4, 1992. The RP has a liquidation value of $50,000 per share plus any accumulated but unpaid dividends.

Dividends on shares of RP are cumulative from their date of original issue and payable on each dividend payment date. Dividend rates ranged from 2.369% to 4.75% during the year ended October 31, 2008.

Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock would be less than 200%.

The RP is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared. The RP is also subject to a mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Fund’s Charter are not satisfied.

The holders of RP have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of common stock as a single class. However, holders of RP are also entitled to elect two of the Fund’s directors. In addition, the Investment Company Act of 1940 requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding shares of preferred stock, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred stock, and (b) take certain actions requiring a vote of security holders, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

Since February 2008, the short-term auction and remarketed preferred stock market has been ineffective at matching buyers with sellers. This has impacted the Fund’s RP shares. The RP shares dividend rate was reset to the maximum applicable rate which ranged from 2.369% to 4.005%, between February 14, 2008 and the date of this report. A failed remarketing is not an event of default for the Fund, but it is a liquidity event for the holders of its RP shares. Recent auction and RP market liquidity problems have triggered numerous failed auctions and remarketings for many closed-end funds. A failed remarketing occurs when there are more sellers of RP shares than buyers. It is impossible to predict how long this imbalance will last. A successful remarketing of the Fund’s RP shares may not occur for a long period of time, if ever. Even if the RP market becomes more liquid, the holders of the Fund’s RP shares may not have the amount of liquidity they desire or the ability to sell the RP shares at par.

Note 7. Deferred Compensation Program

Effective on January 1, 2000, the Fund established a deferred compensation program for its independent directors. Any director who was not an “interested person” of the Fund and who elected to participate in the program (a “participating director”) was eligible to defer receipt of all or a portion of his or her compensation from the Fund. Any amounts deferred by a participating director were credited to a deferred compensation ledger account (a “deferral account”) established for such director. From January 1, 2000 through December 31, 2004, the deferred compensation program was administered by the Fund’s transfer agent on behalf of the Fund, and all amounts credited to each participating director’s deferral account were deemed to be invested in common stock of the Fund. Participating directors do not have an ownership interest in those shares. Contributions to the deferral account and increases in value of the measuring shares caused the account balance to increase accordingly, while withdrawals from the deferral account and decreases in value of the measuring shares caused the account balance to decrease accordingly. When a participating director retires, the director may elect to receive payments under the plan in a lump sum or in equal installments over a period of up to ten years. If a participating director dies, any amount payable under the plan will be paid to the director’s beneficiaries. Effective on January 1, 2005, administration of new contributions under the deferred compensation program was transferred to Fidelity Investments, which administers similar programs for other investment companies advised by affiliates of Virtus. The Fidelity Investments program gave participating directors the ability to allocate amounts in their deferral accounts among various investment options, one of which was common stock of the Fund. The acceptance of new contributions under the Fund’s deferred compensation pro- gram was discontinued, effective on December 31, 2006. However, the obligation to make payouts to directors with respect to compensation deferred between January 1, 2000 and December 31, 2006 remains a general obligation of the Fund. For this reason, the Fund’s Statement of Assets and Liabilities at October 31, 2008 includes “Deferred compensation payable” in the amount of $24,725, and the $24,725 in deferred compensation investments that support that obligation are included in “Other assets.”

Note 8. Subsequent Events

Subsequent to October 31, 2008, dividends declared and paid on preferred stock totaled $129,298 through December 12, 2008. On November 3, 2008, the Board of Directors of the Fund declared a dividend of $0.05 per share of common stock payable on November 28, 2008, to common shareholders of record on November 14, 2008. On November 6, 2008, the Board of Directors approved a dividend of $0.05 per share of common stock to be declared on December 1, 2008 payable on December 31, 2008 to common shareholders of record on December 15, 2008.

Note 9. Indemnifications

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors of

DTF Tax-Free Income Inc.:

We have audited the accompanying statement of assets and liabilities of DTF Tax-Free Income Inc. (the “Fund”), including the portfolio of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DTF Tax-Free Income Inc. at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

December 15, 2008

IMPORTANT TAX INFORMATION (Unaudited)

During the fiscal year ended October 31, 2008, all of the net investment income distributions paid by the Fund to shareholders qualify as tax-exempt interest dividends for Federal income tax purposes.

REPORT ON ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Annual Meeting of Shareholders of the Fund was held on May 8, 2008. The following is a description of each matter voted upon at the meeting and the number of votes cast on each matter:

	Shares Voted For	Shares Withheld
1. To elect four directors to serve until the Annual Meeting in the year indicated below or until their successors are duly elected and qualified:
Francis E. Jeffries (2009)	7,328,596	394,709
Geraldine M. McNamara (2011)	7,319,295	404,010
Christian H. Poindexter (2011)	7,288,574	434,731
Carl F. Pollard (2011)*	1,168	59

*	Elected by the holders of the Fund’s preferred stock voting as a separate class.

Directors whose term of office continued beyond this meeting are as follows: Nancy Lampton, Eileen A. Moran, Philip R. McLoughlin, Nathan Partain and David J. Vitale.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (Unaudited)

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), common shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in shares of common stock of the Fund (“Fund Shares”) pursuant to the Plan; provided that such election is subject to the power of the Board of Directors to declare capital gains distributions in the form of stock (if such a declaration is made by the Board of Directors, all shareholders who do not elect to receive cash will receive the distribution in the form of stock whether or not they elect to participate in the Plan). Common shareholders who do not participate in the Plan will receive all distributions in cash (except as described above) paid by check in United States dollars mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Custodian, as dividend disbursing agent. Common shareholders who wish to participate in the Plan should contact the Fund at 6201 15th Avenue, Brooklyn, New York, 11219 or call toll free (800) 937-5449.

The Plan Agent serves as agent for the common shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Fund Shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of Fund Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund Shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If net asset value exceeds the market price of Fund Shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the board of directors precludes reinvestment in Fund Shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund Shares in the open market, on the New York Stock Exchange, other national securities exchanges on which the Fund’s common stock is listed or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund Share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of Fund Shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Fund Shares and a cash payment will be made for any fraction of a Fund Share.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days written notice to all common shareholders of the Fund. All correspondence concerning the Plan should be directed to the Fund at the address on the front of this report.

The Plan has been amended to permit Plan participants periodically to purchase additional shares of common stock through the Plan by delivering to the Plan Agent a check for at least $100, but not more than $5,000, in any month. The Plan Agent will use the funds to purchase shares in the open market or in private transactions as described above with respect to reinvestment of dividends and distributions. This amendment to the Plan was approved by the Board on May 27, 1998 and was effective September 1, 1998. Thereafter, purchases made pursuant to the Plan will be made commencing at the time of the first dividend or distribution payment following the second business day after receipt of the funds for additional purchases, and may be aggregated with purchases of shares for reinvestment of the dividends and distributions. Shares will be allocated to the accounts of participants purchasing additional shares at the average price per share, plus a service charge imposed by the Plan Agent and brokerage commissions (or equivalent purchase costs) paid by the Plan Agent for all shares purchased by it, including for reinvestment of dividends and distributions. Checks drawn on a foreign bank are subject to collection and collection fees, and will be invested at the time of the next distribution after funds are collected by the Plan Agent.

The Plan Agent will make every effort to invest funds promptly, and in no event more than 30 days after the Plan Agent receives a dividend or distribution, except where postponement is deemed necessary to comply with applicable provisions of the federal securities laws.

Funds sent to the Plan Agent for voluntary additional share investment may be recalled by the participant by written notice received by the Plan Agent not later than two business days before the next distribution payment date. If for any reason a regular monthly distribution is not paid by the Fund, funds for voluntary additional share investment will be returned to the participant, unless the participant specifically directs that they continue to be held by the Plan Agent for subsequent investment.

ADDITIONAL INFORMATION (Unaudited)

Since November 1, 2007: (i) there have been no material changes in the Fund’s investment objectives or policies that have not been approved by the shareholders; (ii) there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change in control of the Fund which have not been approved by the shareholders; (iii) there have been no material changes in the principal risk factors associated with an investment in the Fund (other than the imbalance in the RP market discussed in Note 6 of the financial statements); and (iv) there have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Additional information, if any, relating to the Fund’s directors and officers, in addition to such information as is found elsewhere in the Annual Report, may be requested by contacting the Fund at the address provided in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market.

PROXY VOTING POLICY AND PROCEDURES (Unaudited)

Although the Fund does not typically hold voting securities, the Fund’s Board of Directors has adopted proxy voting procedures whereby Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”), would review any proxy solicitation materials on a case-by-case basis and would vote any such securities in accordance with the Adviser’s good faith belief as to the best interests of the Fund and its shareholders. These proxy voting procedures may be changed at any time or from time to time by the Fund’s Board of Directors. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling toll free (800) 243-4361 ext. 4941 and on the Securities Exchange Commission’s (SEC) website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s Form N-Q is also available, without charge, upon request, by calling toll free (800) 243-4361 ext. 4941.

ANNUAL CERTIFICATIONS (Unaudited)

In June 2008, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) in which the Fund’s principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

PRIVACY PRINCIPLES OF THE FUND (Unaudited)

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Adviser, the Fund’s administrator and their respective affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

DIRECTORS OF THE FUND (Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Funds, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex” consists of the Fund and any other investment companies managed by Virtus Investment Partners Inc. (“Virtus”) or its affiliates.

Independent Directors
Name, Address and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director
Francis E. Jeffries c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 78	Director and Chairman of the Board	Term expires in 2009; Director since 1991	Chairman of the Board of Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC”) since November 1992 (President of the Fund and DUC, January 2000-February 2004); Chairman of the Board of DNP Select Income Fund Inc. (“DNP”) since May 2005 (Vice Chairman, April 2004-May 2005); Chairman of the Board of Phoenix Investment Partners, Ltd. (“PXP”), November 1995-May 1997; Chairman and Chief Executive Officer, Duff & Phelps Corporation, June 1993-November 1995 (President and Chief Executive Officer, January 1992-June 1993); Chairman of the Board of Duff & Phelps Investment Management Co. 1988-1993	3

Nancy Lampton(1) c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 66	Director and Vice Chairman of the Board	Term expires in 2009; Director since 2005	Chairman and Chief Executive Officer, Hardscuffle Inc. (insurance holding company) since January 2000; Chairman and Chief Executive Officer, American Life and Accident Insurance Company of Kentucky since 1971	3	Director, Constellation Energy Group, Inc. (public utility holding company); Advisory Board Member, Thorium Power, Inc. (designer of non-proliferative fuel for nuclear energy needs)

Geraldine M. McNamara c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 57	Director	Term expires in 2011; Director since 2003	Private investor since July 2006; Managing Director, U.S. Trust Company of New York 1982-July 2006	51

Eileen A. Moran c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 54	Director	Term expires in 2010; Director since 1996	Senior Vice President for Strategic Initiatives, PSEG Services Corporation since January 2008; President and Chief Executive Officer, PSEG Resources L.L.C. (investment company) since 1990	3

Christian H. Poindexter c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 70		Term expires in 2011; Director since 2008	Retired Executive Committee Chairman, Constellation Energy Group, Inc. (public utility holding company) since March 2003 (Executive Committee Chairman, July 2002-March 2003; Chairman of the Board, April 1999-July 2002; Chief Executive Officer, April 1999-October 2001; President, April 1999-October 2000) Chairman, Baltimore Gas and Electric Company, January 1993-July 2002 (Chief Executive Officer January 1993-July 2000; President, March 1998-October 2000; Director, 1988-2003	3	Director, The Baltimore Life Insurance

Name, Address and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director
Carl F. Pollard(1) c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 70	Director	Term expires in 2011; Director since 2006	Owner, Hermitage Farm L.L.C. (thoroughbred breeding) since January 1995; Chairman, Columbia Healthcare Corporation 1993-1994; Chairman and Chief Executive Officer, Galen Health Care, Inc. March-August 1993; President and Chief Operating Officer, Humana Inc. 1991-1993 (previously Senior Executive Vice President, Executive Vice President and Chief Financial Officer)	3	Chairman of the Board and Director, Churchill Downs Incorporated

David J. Vitale c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 62	Director	Term expires in 2009; Director since 2005	Senior Advisor to the CEO, Chicago Public Schools since April 2007; Chief Administrative Officer, Chicago Public Schools April 2003-April 2007; Private investor November 2002-April 2003; President and Chief Executive Officer, Board of Trade of the City of Chicago, Inc. March 2001-November 2002; Retired executive 1999-2001; Vice Chairman and Director, Bank One Corporation, 1998-1999; Vice Chairman and Director, First Chicago NBD Corporation, and President, The First National Bank of Chicago, 1995-1998; Vice Chairman, First Chicago Corporation and The First National Bank of Chicago, 1993-1998 (Director, 1992-1998; Executive Vice President, 1986-1993)	3	Director, UAL Corporation (airline holding company), ISO New England Inc. (not for profit independent system operator of New England’s electricity supply), Ariel Capital Management, LLC, Ark Investment Corp. and Wheels, Inc. (automobile fleet management)

Interested Directors
Name, Address and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director
Philip R McLoughlin(2) c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 62	Director	Term expires in 2010; Director since 1996	Partner, CrossPond Partners LLC (investment management consultant) since 2006. Retired investment management executive since 2004. Consultant to PXP, 2002-2004; Chief Executive Officer of PXP, 1995-2002 (Chairman 1997-2002, Director 1995-2002); Executive Vice President and Chief Investment Officer, The Phoenix Companies, Inc. (“PNX”) 1989-2002;	69	Director, Argo Group International Holdings, Ltd. (insurance holding company) and The World Trust Fund (investment trust)

Nathan I. Partain(3) Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 52	Director, President and Chief Executive Officer	Term expires in 2010; Director since 2007	President and Chief Executive Officer of DUC since February 2004; President and Chief Investment Officer of the Adviser since April 2005 (Executive Vice President 1997-2005); President and Chief Executive Officer of DNP since February 2001 (Chief Investment Officer since January 1998; Executive Vice President, April 1998-February 2001; Senior Vice President January 1997-April 1998); Director of Utility Research, Duff & Phelps Investment Research Co. 1989-1996 (Director of Equity Research, 1993-1996 and Director of Fixed Income Research, 1993)	3	Director, Otter Tail Corporation (manages diversified operations in the electric, plastics, manufacturing, health services, food ingredient processing and other business operations sectors)

(1) Elected to his or her position on the board by the holders of the preferred stock, voting as a separate class.

(2) Mr. McLoughlin is an Interested Director because his participation in certain pension plans maintained by PNX and its affiliates may be deemed to constitute a material business relationship with Virtus within the meaning of section 2(a)(19) of the 1940 Act.

(3) Mr. Partain is an Interested Director because he is an officer and employee of the Adviser.

MANAGEMENT OF THE FUND (Unaudited)

The officers serve until their respective successors are chosen and qualified. The Fund’s officers receive no compensation from the Fund, but are also officers of the Adviser or Virtus and receive compensation in such capacities. Information pertaining to Nathan I. Partain, the President and Chief Executive Officer of the Fund, is set forth on page 22 of this report. Information pertaining to the other officers of the Fund is set forth below.

Name, Address and Age	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

T. Brooks Beittel Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 58	Secretary since 2005	Senior Vice President of the Adviser since 1993 (Vice President 1987-1993); Secretary and Senior Vice President of DNP since 1995 (Treasurer 1995-2002); Secretary of DUC since 2005

Timothy M. Heaney Virtus Investment Partners, Inc. 100 Pearl Street Hartford, CT 06103 Age: 43	Chief Investment Officer since 2004 (Vice President and Portfolio Manager since 1997; Portfolio Manager 2002-2004)	Senior Managing Director, Fixed Income, Phoenix Investment Counsel, Inc. since 2006 (Managing Director, Fixed Income, Phoenix Investment Counsel, Inc. 1997-2006; Director, Fixed Income Research 1996-1997, Investment Analyst 1995-1996)

Lisa H. Leonard Virtus Investment Partners, Inc. 100 Pearl Street Hartford, CT 06103 Age: 44	Vice President since 2006	Vice President of the Adviser since 2006; Director, Fixed Income Research, Phoenix Investment Counsel, Inc. since 1998 (Director, Investment Operations 1994-1998, Fixed Income Trader 1987-1993)

Alan M. Meder Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 49	Treasurer since 2000; Principal Financial Officer, Chief Financial Officer and Assistant Secretary since 2002	Senior Vice President of the Adviser since 1994; Treasurer of DUC since 2000; Principal Financial Officer, Chief Financial Officer and Assistant Secretary of DUC since 2002

Joyce B. Riegel Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 54	Chief Compliance Officer since 2003	Senior Vice President and Chief Compliance Officer of the Adviser since 2004 (Vice President and Compliance Officer 2002-2004); Chief Compliance Officer of DUC since 2003 and Chief Compliance Officer of DNP since 2004; Vice President and Chief Compliance Officer, Stein Roe Investment Counsel LLC 2001-2002

Directors

Francis E. Jeffries, CFA, Chairman

Nancy Lampton, Vice Chairman

Philip R. McLoughlin

Geraldine M. McNamara

Eileen A. Moran

Nathan I. Partain, CFA

Christian H. Poindexter

Carl F. Pollard

David J. Vitale

Officers

Nathan I. Partain, CFA, President & Chief Executive Officer

T. Brooks Beittel, CFA, Secretary

Timothy M. Heaney, CFA, Vice President & Chief Investment Officer

Lisa H. Leonard, Vice President

Alan M. Meder, CFA, CPA, Treasurer & Assistant Secretary

Joyce B. Riegel, Chief Compliance Officer

Investment Adviser

Duff & Phelps Investment Management Co.

200 South Wacker Drive

Suite 500

Chicago, IL 60606

Call toll-free (800) 243-4361 ext. 4941

(860) 263-4941

www.dpimc.com

Administrator

Princeton Administrators, LLC

P.O. Box 9095

Princeton, NJ 08543-9095

Custodian

State Street Bank and Trust Company

One Heritage Drive

North Quincy, MA 02171

Transfer Agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Call toll free (800) 937-5449

Independent Registered Public Accounting Firm

Ernst & Young LLP

233 South Wacker Drive

Chicago, IL 60606

Legal Counsel

Mayer Brown LLP

71 South Wacker Drive

Chicago, IL 60606

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

23334J107

23334J206 DTFS

DTF Tax-Free

Income Inc.

Annual Report

October 31, 2008

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant’s principal financial officer also performs the functions of principal accounting officer.

The text of the registrant’s Code of Ethics is posted on the registrant’s web site at http://www.dpimc.com/productlines/8/fund/DTF. In the event that the registrant makes any amendment to or grants any waiver from the provisions of its Code of Ethics, the registrant intends to disclose such amendment or waiver on its web site within five business days.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that Eileen A. Moran, Christian H. Poindexter and, Carl F. Pollard are audit committee financial experts and that they are “independent” for purposes of this Item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following table sets forth the aggregate audit and non-audit fees billed to the registrant for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant (the “Independent Auditor”).

	Fiscal year ended October 31, 2008	Fiscal year ended October 31, 2007
Audit Fees (1)	$46,000	$44,500
Audit-Related Fees (2)(6)	3,300	5,200
Tax Fees (3)(6)	4,800	4,600
All Other Fees (4)(6)	0	0
Aggregate Non-Audit Fees (5)(6)	8,100	9,800

(1)	Audit Fees are fees billed for professional services rendered by the Independent Auditor for the audit of the registrant’s annual financial statements and for services that are normally provided by the Independent Auditor in connection with statutory and regulatory filings or engagements.
(2)	Audit-Related Fees are fees billed for assurance and related services by the Independent Auditor that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the caption “Audit Fees.” In both years shown in the table, such services consisted of the performance of periodic agreed-upon procedures relating to the registrant’s preferred stock.
(3)	Tax Fees are fees billed for professional services rendered by the Independent Auditor for tax compliance, tax advice and tax planning. In both years shown in the table, such services consisted of preparation of the registrant’s annual federal and state income tax returns and excise tax returns.
(4)	All Other Fees are fees billed for products and services provided by the Independent Auditor, other than the services reported under the captions “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”
(5)	Aggregate Non-Audit Fees are non-audit fees billed by the Independent Auditor for services rendered to the registrant, the registrant’s investment adviser (the “Adviser”) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the registrant (collectively, the “Covered Entities”). During both years shown in the table, no portion of such fees related to services rendered by the Independent Auditor to the Adviser or any other Covered Entity.

1

(6)	No portion of these fees was approved by the registrant’s audit committee after the beginning of the engagement pursuant to the waiver of the pre-approval requirement for certain de minimis non-audit services described in Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”) and applicable regulations.

The audit committee of the board of directors of the registrant (the “Audit Committee”), jointly with the audit committee of the board of directors of Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC”), has adopted a Joint Audit Committee Pre-Approval Policy (set forth below) to govern the provision by the Independent Auditor of the following services (collectively, “Covered Services”): (i) all engagements for audit and non-audit services to be provided by the Independent Auditor to the registrant and (ii) all engagements for non-audit services to be provided by the Independent Auditor to the Adviser or any other Covered Entity, if the engagement relates directly to the operations and financial reporting of the registrant. With respect to non-audit services rendered by the Independent Auditor to the Adviser or any other Covered Entity that were not required to be pre-approved by the Audit Committee because they do not relate directly to the operations and financial reporting of the registrant, the Audit Committee has nonetheless considered whether the provision of such services is compatible with maintaining the independence of the Independent Auditor.

DTF TAX-FREE INCOME INC.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY

(as adopted on February 18, 2008)

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors of each of DTF Tax-Free Income Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc. (each a “Fund” and, collectively, the “Funds”)(1) is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Fund. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the Audit Committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted this Audit and Non-Audit Services Pre-Approval Policy (this “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the

(1)

This Joint Audit Committee Pre-Approval Policy has been adopted by the Audit Committee of each Fund. Solely for the sake of clarity and simplicity, this Joint Audit Committee Pre-Approval Policy has been drafted as if there is a single Fund, a single Audit Committee and a single Board. The terms “Audit Committee” and “Board” mean the Audit Committee and Board of each Fund, respectively, unless the context otherwise requires. The Audit Committee and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

2

combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

Under the SEC’s rules, the Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the Fund’s investment adviser and other affiliated entities that provide ongoing services to the Fund if the independent accountant’s services to those affiliated entities have a direct impact on the Fund’s operations or financial reporting.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the appropriate ratio between the total amount of fees for audit, audit-related and tax services (including any audit-related or tax service fees for affiliates that are subject to pre-approval) and the total amount of fees for certain permissible non-audit services classified as “all other” services (including any such services for affiliates that are subject to pre-approval).

The appendices to this Policy describe the audit, audit-related, tax and “all other” services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of this Policy will not adversely affect the auditor’s independence.

II. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members who are not “interested persons” under the Investment Company Act of 1940. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. In accordance with the foregoing provisions, the Audit Committee has delegated pre-approval to its Chairman, Eileen A. Moran, and to any successor Chairman who is not an “interested person.”

III. Audit Services

The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the audit services engagement as necessary, but no less than on a semiannual basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

3

In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. Other audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the audit services in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV. Audit-Related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under form N-SAR.

The Audit Committee has pre-approved the audit-related services in Appendix B. All other audit-related services not listed in Appendix B must be specifically pre-approved by the Audit Committee.

V. Tax Services

The Audit Committee believes that the independent auditor can provide tax services to the Fund such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Fund’s Administrator or outside counsel to determine that the tax planning and reporting positions are consistent with this Policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the tax services in Appendix C. All tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provided by the independent auditor to any executive officer or director of the Fund, in his or her individual capacity, where such services are paid for by the Fund.

VI. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as all other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the “all other” services in Appendix D. Permissible “all other” services not listed in Appendix D must be specifically pre-approved by the Audit Committee.

4

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. (Note that separate amounts may be specified for services to the Fund and for services to other affiliated entities that are subject to pre-approval.) Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for audit, audit-related and tax services for the Fund (including any audit-related or tax services fees for affiliates that are subject to pre-approval), and the total amount of fees for services classified as “all other” services (including any such services for affiliates that are subject to pre-approval).

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Fund’s Administrator and must include a detailed description of the services to be rendered. The Administrator will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the independent auditor.

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Fund’s Administrator, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Administrator to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this Policy. The Administrator will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Administrator and any member of management will immediately report to the Chairman of the Audit Committee any breach of this Policy that comes to their attention.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Fund, consistent with Independence Standards Board Standard No. 1 (“Independence Discussions with Audit Committees,” as adopted by the Public Company Accounting Oversight Board in Rule 3600T), and discussing with the independent auditor its methods and procedures for ensuring independence.

5

Appendix A

Pre-Approved Audit Services for Fiscal Year Ending in 2008

Dated: February 18, 2008

		Range of Fees(1)
Service		DTF	DUC	Affiliates(2)
1.	Services required under generally accepted auditing standards to perform the audit of the annual financial statements of the Fund, including performance of tax qualification tests relating to the Fund’s regulated investment company status and issuance of an internal control letter for the Fund’s Form N-SAR	$46,000	$48,000	N/A

2.	Reading of the Fund’s semi-annual financial statements	(3)	(3)	N/A

3.	Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters, consents), and assistance in responding to SEC comment letters	(3)	(3)	N/A

4.	Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit-related” services rather than “audit” services)	(3)	(3)	N/A

(1)

In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)

These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

(3)

Fees for services designated with a (3) shall either be included in the fee approved for item 1 of this Appendix A or may be separately charged, provided that the aggregate separate charges for all services designated with a (3) in Appendices A and B may not exceed 10% of the fee approved for item 1 of this Appendix A.

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Appendix B

Pre-Approved Audit-Related Services for Fiscal Year Ending in 2008

Dated: February 18, 2008

		Range of Fees(1)
Service		DTF	DUC	Affiliates(2)
1.	Issuance of annual agreed-upon procedures letters relating to the preferred stock or commercial paper, if any, issued by the Fund	$3,300	$3,300	N/A

2.	Agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters	(3)	(3)	N/A

3.	Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)	(3)	(3)	N/A

4.	General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act	(3)	(3)	N/A

(1)

In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)

These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

(3)

Fees for services designated with a (3) shall either be included in the fee approved for item 1 of Appendix A or may be separately charged, provided that the aggregate separate charges for all services designated with a (3) in Appendices A and B may not exceed 10% of the fee approved for item 1 of Appendix A.

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Appendix C

Pre-Approved Tax Services for Fiscal Year Ending in 2008

Dated: February 18, 2008

		Range of Fees(1)
Service		DTF	DUC	Affiliates(2)
1.	Preparation of federal and state tax returns, including excise tax returns, and review of required distributions to avoid excise tax	$4,800	$4,800	N/A

2.	Consultations with the Fund’s management as to the tax treatment of transactions or events	(3)	(3)	N/A

3.	Tax advice and assistance regarding statutory, regulatory or administrative developments	(3)	(3)	N/A

(1)

In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)

These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

(3)

Fees for services designated with a (3) shall either be included in the fee approved for item 1 of this Appendix C or may be separately charged, provided that the aggregate separate charges for all services designated with a (3) in this Appendix C may not exceed 10% of the fee approved for item 1 of this Appendix C.

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Appendix D

Pre-Approved “All Other” Services for Fiscal Year Ending in 2008

Dated: February 18, 2008

Range of Fees(1)
Service	DTF	DUC	Affiliates(2)
None

(1)

In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)

These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

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Appendix E

Prohibited Non-Audit Services

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser or investment banking services

•	Legal services

•	Expert services unrelated to the audit

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the Audit Committee are Eileen A. Moran, Christian H. Poindexter and Carl F. Pollard.

ITEM 6.	SCHEDULE OF INVESTMENTS

Included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Although the registrant does not typically hold voting securities, the registrant’s board of directors, jointly with the board of directors of DUC, has adopted the following statement of policy with respect to proxy voting.

DTF TAX-FREE INCOME INC.

PROXY VOTING POLICIES AND PROCEDURES

As amended and restated on May 10, 2007

I.	Definitions. As used in these Policies and Procedures, the following terms shall have the meanings ascribed below:

A.	“Adviser” refers to Duff & Phelps Investment Management Co.

B.	“Advisers Act” refers to the Investment Advisers Act of 1940, as amended.

C.	“corporate governance matters” refers to changes involving the corporate ownership or structure of an issuer whose voting securities are within a portfolio holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

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D.	“Delegate” refers to the Adviser, any proxy committee to which the Adviser delegates its responsibilities hereunder and any qualified, independent organization engaged by the Adviser to vote proxies on behalf of the Fund.

E.	“executive compensation matters” refers to stock option plans and other executive compensation issues.

F.	“Fund” refers to DTF Tax-Free Income Inc.

G.	“Investment Company Act” refers to the Investment Company Act of 1940, as amended.

H.	“portfolio holding” refers to any company or entity whose voting securities are held within the investment portfolio of the Fund as of the date a proxy is solicited.

I.	“proxy contests” refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy statements and proxy cards, one solicited by management and the others by a dissident or group of dissidents.

J.	“social issues” refers to social, political and environmental issues.

K.	“takeover” refers to “hostile” or “friendly” efforts to effect radical change in the voting control of the board of directors of a company.

II.	General policy. It is the intention of the Fund to exercise voting stock ownership rights in portfolio holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interests in voting proxies and address any such conflict of interest in accordance with these Policies and Procedures.

III.	Factors to consider when voting.

A.	The Delegate may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

B.	In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debt levels.

C.	In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

D.	In analyzing contested elections for director, the Delegate shall vote on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. The Delegate shall also consider the independence and attendance record of board and key committee members. A review of the corporate governance profile shall be completed highlighting entrenchment devices that may reduce accountability.

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E.	In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as tax and economic benefits associated with amending an issuer’s state of incorporation, dilution or improved accountability associated with changes in capital structure, management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or “conditioned” proxy proposals.

F.	In analyzing executive compensation matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

G.	The Delegate shall generally vote against shareholder proposals on social issues, except where the Delegate determines that a different position would be in the clear economic interests of the Fund and its shareholders.

IV.	Responsibilities of Delegates.

A.	In the absence of a specific direction to the contrary from the Board of Directors of the Fund, the Adviser will be responsible for voting proxies for all portfolio holdings in accordance with these Policies and Procedures, or for delegating such responsibility as described below.

B.	The Adviser may delegate its responsibilities hereunder to a proxy committee established from time to time by the Adviser and may engage one or more qualified, independent organizations to vote proxies on behalf of the Fund. The Adviser shall be responsible for the ensuring that any such Delegate is informed of and complies with these Policies and Procedures.

C.	In voting proxies on behalf of the Fund, each Delegate shall have a duty of care to safeguard the best interests of the Fund and its shareholders and to act in accordance with these Policies and Procedures.

D.	No Delegate shall accept direction or inappropriate influence from any other client or third party, or from any director, officer or employee of any affiliated company, and shall not cast any vote inconsistent with these Policies and Procedures without obtaining the prior approval of the Board of Directors of the Fund or its duly authorized representative.

V.	Conflicts of interest

A.	The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for portfolio holdings between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of the Fund or the Adviser, on the other hand. The Board of Directors may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

B.	While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board of Directors or its duly authorized representative may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to portfolio holdings: (i) vote pursuant to the recommendation of the proposing Delegate; (ii) abstain from voting; or (iii) rely on the recommendations of an established, independent third party with qualifications to vote proxies, such as Institutional Shareholder Services.

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C.	The Adviser shall notify the Board of Directors of the Fund promptly after becoming aware that any actual or potential conflict of interest exists and shall seek the Board of Directors’ recommendations for protecting the best interests of Fund’s shareholders. The Adviser shall not waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Directors or its duly authorized representative.

VI. Miscellaneous.

A.	A copy of the current Proxy Voting Policies and Procedures and the voting records for the Fund, reconciling proxies with portfolio holdings and recording proxy voting guideline compliance and justification, shall be kept in an easily accessible place and available for inspection either physically or through electronic posting on an approved website.

B.	In the event that a determination, authorization or waiver under these Policies and Procedures is requested at a time other than a regularly scheduled meeting of the Board of Directors, the Chairman of the Audit Committee shall be the duly authorized representative of the Board of Directors with the authority and responsibility to interpret and apply these Policies and Procedures and shall provide a report of his or her determinations at the next following meeting of the Board of Directors.

C.	The Adviser shall present a report of any material deviations from these Policies and Procedures at every regularly scheduled meeting of the Board of Directors and shall provide such other reports as the Board of Directors may request from time to time. The Adviser shall provide to the Fund or any shareholder a record of its effectuation of proxy voting pursuant to these Policies and Procedures at such times and in such format or medium as the Fund shall reasonably request. The Adviser shall be solely responsible for complying with its disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rule 206(4)-6 under the Advisers Act. The Adviser shall gather, collate and present information relating to its proxy voting activities and those of each Delegate in such format and medium as the Fund shall determine from time to time in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the Investment Company Act.

D.	The Adviser shall pay all costs associated with proxy voting for portfolio holdings pursuant to these Policies and Procedures and assisting the Fund in providing public notice of the manner in which such proxies were voted, except that the Fund shall pay the costs associated with any filings required under the Investment Company Act.

E.	In performing its duties hereunder, any Delegate may engage the services of a research and/or voting adviser, the cost of which shall be borne by such Delegate.

F.	These Policies and Procedures shall be presented to the Board of Directors annually for their amendment and/or approval.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

In this item, the term “Fund” refers to the registrant, DTF Tax-Free Income Inc.

The Fund’s Portfolio Managers

A team of investment professionals employed by Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”), is responsible for the day-to-day management of the Fund’s portfolio. The members of that investment team and their respective roles, as of January 2, 2009, are as follows:

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Timothy M. Heaney has been Chief Investment Officer of the Fund since 2004 and Vice President since 1997 (Portfolio Manager 1997-2004). He has been a Senior Vice President of the Adviser since 2004 (Vice President 1997-2004). He has also been a Senior Managing Director in the Fixed Income unit of the Adviser’s affiliate, Phoenix Investment Counsel, Inc. (“PIC”), since 2006 (Managing Director 1997-2006, Director, Fixed Income Research 1996-1997, Investment Analyst 1992-1996). Mr. Heaney is the head of the municipal bond product area for the Adviser and PIC.

Lisa H. Leonard has been Vice President of the Fund and the Adviser since 2006. She has been Director, Fixed Income Research of PIC since 1998 (Director, Investment Operations 1994-1998, Fixed Income Trader 1987-1993). Ms. Leonard assists Mr. Heaney in the management of the Fund’s portfolio in her capacity as a portfolio manager in the municipal bond product area for the Adviser and PIC.

Other Accounts Managed by the Fund’s Portfolio Managers

The following table provides information as of October 31, 2008 regarding the other accounts besides the Fund that are managed by the portfolio managers of the Fund. As noted in the table, portfolio managers of the Fund may also manage or be members of management teams for other mutual funds within the same fund complex or other similar accounts. For purposes of this disclosure, the term “fund complex” includes the Fund and all other investment companies advised by affiliates of Virtus Investment Partners, Inc. (“Virtus”), the Adviser’s parent company. As of October 31, 2008, the Fund’s portfolio managers did not manage any accounts with respect to which the advisory fee is based on the performance of the account, nor do they manage any hedge funds.

	Registered Investment Companies (1)		Other Pooled Investment Vehicles (2)		Other Accounts (3)
Name of Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Timothy M. Heaney	1	$58.5	N/A	N/A	15	$1,200
Lisa H. Leonard	1	$58.5	N/A	N/A	14	$1,200

(1)	Registered Investment Companies include all open and closed-end mutual funds. For Registered Investment Companies, assets represent net assets of all open-end investment companies and gross assets of all closed- end investment companies.
(2)	Other Pooled Investment Vehicles include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act of 1940, such as private placements and hedge funds.
(3)	Other Accounts include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds and collateralized bond obligations.

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Adviser may have in place that could benefit the

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Fund and/or such other accounts. The Adviser has adopted policies and procedures designed to address any such conflicts of interest to ensure that all management time, resources and investment opportunities are allocated equitably. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year.

Compensation of the Fund’s Portfolio Managers

The following is a description of the compensation structure, as of October 31, 2008, of the Fund’s portfolio managers. The Fund’s portfolio managers receive a competitive base salary, an incentive bonus opportunity and a benefits package.

Each portfolio manager is paid a fixed base salary, which is determined by Virtus and is designed to be competitive in light of the individual’s experience and responsibilities. The management of Virtus uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

The incentive bonus package for portfolio managers is based upon how well the individual manager meets or exceeds assigned goals and a subjective assessment of contribution to the team effort. Their incentive bonus also reflects a performance component. For both portfolio managers, the performance component is further adjusted to reward them for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel will remain focused on managing and acquiring securities that correspond to the Fund’s mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain.

Incentive bonus compensation of the Fund’s portfolio managers is currently comprised of two components: (i) 70% of the incentive bonus is based on investment performance, which is measured (A) with respect to the funds managed by each portfolio manager, by the achievement of investment area goals and the individual performance of the funds over one-, three- and five-year periods in comparison to the appropriate Lipper peer groups and (B) with respect to the institutional accounts managed by each portfolio manager, by the achievement of investment area goals and the individual performance of the institutional assets over one-, three- and five-year periods in comparison to the appropriate Lehman benchmarks, and (ii) 30% of the incentive bonus is based on the profitability of the investment management division of Virtus with which the portfolio manager is associated.

Finally, portfolio managers may also receive options to acquire shares of stock of Virtus and/or be granted Virtus restricted stock at the direction of the Virtus board of directors.

Highly compensated individuals are eligible to participate in a long-term incentive plan to defer their compensation and realize tax benefits. Compensation under the long-term incentive plan is payable in restricted stock units of Virtus, which vest over three years.

Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm’s employees, including broad-based retirement, 401(k), health and other employee benefit plans.

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Equity Ownership of Portfolio Managers

The following table sets forth the dollar range of equity securities in the Fund beneficially owned, as of October 31, 2008, by each of the portfolio managers identified above.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Timothy M. Heaney	None
Lisa H. Leonard	None

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the “Exchange Act”) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (i.e., in the registrant’s Proxy Statement dated April 9, 2008) or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DTF TAX-FREE INCOME INC.

By (Signature and Title)	/s/ ALAN M. MEDER
Alan M. Meder
Treasurer
(Principal Financial and Accounting Officer)
Date	January 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ NATHAN I. PARTAIN
Nathan I. Partain
President and Chief Executive Officer
Date	January 2, 2009

By (Signature and Title)	/s/ ALAN M. MEDER
Alan M. Meder
Treasurer
(Principal Financial and Accounting Officer)
Date	January 2, 2009

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